                               LETTER OF TRANSMITTAL
                                        FOR
                       13 1/2% SENIOR DISCOUNT NOTES DUE 2008
                                         OF
                            RHYTHMS NETCONNECTIONS INC.
                    PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
      ALL OF ITS OUTSTANDING 13 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES A
                                        FOR
                  13 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES B
                            ---------------------------


                PURSUANT TO THE PROSPECTUS DATED ____________, 1998


--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______ __, 1998 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------
TO: STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., EXCHANGE AGENT

   BY MAIL, HAND OR OVERNIGHT CARRIER:             THE EXCHANGE AGENT
State Street Bank and Trust Company of   State Street Bank and Trust Company of
            California, N.A.                      California, N.A.
     c/o State Street Bank and Trust               BY FACSIMILE:
                 Company                   (For Eligible Institutions Only)
          2 International Place                    (617) 664-5290
            Boston, MA 02110                   CONFIRM BY TELEPHONE:
          Attn:  Kellie Mullen                     (617) 664-5587
                                                Attn: Kellie Mullen


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus dated _______ ___, 1998 (the "Prospectus") of Rhythms NetConnections Inc., a Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its new 13 1/2% Senior Discount Notes Due 2008, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 13 1/2% Senior Discount Notes Due 2008, Series A (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used if certificates for the Old Notes are to be forwarded herewith. If delivery of the Old Notes is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; provided, however, that tenders of the Old Notes must be effected in accordance with DTC's Automated Tender Offer Program procedures and the procedures set forth in the

Prospectus under the caption "The Exchange Offer--Procedures for Tendering" and "--Book-Entry Transfer; Delivery and Form."

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. Principal on the New Notes will accrete from the date of issuance of the New Notes. If (a) the Company fails to file any of the Registration Statements required by the Registration Rights Agreement on or before the date specified for such filing, (b) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), (c) the Company fails to consummate the Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (d) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Old Notes during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (d) above a "Registration Default"), then interest ("Additional Interest") will accrue on the Old Notes and the New Notes (in addition to the stated interest on the Old Notes and the New Notes) at a rate of 0.50% per annum of the Accreted Value of the Old Notes and the New Notes, as applicable, commencing upon the occurrence of such Registration Default, which rate will increase by 0.50% at the end of each 90-day period in which such Registration Default is not cured, provided that the maximum aggregate Additional Interest that so accrues as a result of all Registration Defaults will in no event exceed 1.5% per annum. Additional Interest shall be computed based on the actual number of days elapsed in each 90-day period in which Additional Interest accrues on the Old Notes and the New Notes, as applicable. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended.
The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be completed by a holder of Old Notes if certificates are to be forwarded herewith. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver there certificates and all other documents required by this Letter of Transmittal or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

                       DESCRIPTION OF OLD NOTES TENDERED HEREBY

--------------------------------------------------------------------------------


                                                      Aggregate
                                                      Principal
 Name(s) and Address(es) of       Certificate          Amount         Principal
     Registered Owner(s)        or Registration      Represented       Amount
      (Please Fill In)              Numbers*        by Old Notes     Tendered**
--------------------------------------------------------------------------------

---------------------------   -----------------   ---------------   ------------

---------------------------   -----------------   ---------------   ------------

---------------------------   -----------------   ---------------   ------------

---------------------------   -----------------   ---------------   ------------

---------------------------   -----------------   ---------------   ------------

---------------------------   -----------------   ---------------   ------------
                                     Total
--------------------------------------------------------------------------------

*    Need not be completed by Book-entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000. See Instruction 1.


/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   ---------------------------------------------
     Account Number
                    ------------------------------------------------------------
     Transaction Code Number
                             ---------------------------------------------------

/ / CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Holder(s)
                                  ----------------------------------------------
     Window Ticket (if any)
                            ----------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                        ------------------------
     Name of Institution which guaranteed delivery
                                                   -----------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
     Account Number
                    ------------------------------------------------------------
     Transaction Code Number
                             ---------------------------------------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------
     Address:
              ------------------------------------------------------------------
     Telephone Number:
                      ----------------------------------------------------------

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title in and interest in and to such Old Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

          The undersigned represents to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) Sherman & Sterling (available July 2, 1993) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the New Notes covered by this letter is an "affiliate" (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

          The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the New Notes.

          The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered Hereby."

          All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

          Unless otherwise indicated in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered Hereby." If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 4).

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED HEREBY" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------       -----------------------------------
 SPECIAL ISSUANCE INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 4 AND 5)                (SEE INSTRUCTIONS 4 AND 5)

      To be completed ONLY if                   To be completed ONLY if
 certificates for Old Notes not            certificates for Old Notes not
 exchanged and/or New Notes are to         exchanged and/or New Notes are to
 be issued in the name of and sent         be sent to someone other than the
 to someone other than the person(s)       person(s) whose signature(s)
 whose signature(s) appear(s) on           appear(s) on this Letter above or
 this Letter above, or if Old Notes        to such person(s) at an address
 delivered by book-entry transfer          other than shown in the box
 which are not accepted for exchange       entitled "Description of Old Notes
 are to be returned by credit to an        Tendered Hereby" on this Letter
 account maintained at the Book-           above.
 Entry Transfer Facility other than
 the account indicated above.              Mail New Notes and/or Old Notes to:

 Issue New Notes and/or Old Notes
 to:                                       Name(s):
                                                   ---------------------------
 Name(s):                                         (PLEASE TYPE OR PRINT)
         ---------------------------
        (PLEASE TYPE OR PRINT)             -----------------------------------
                                                  (PLEASE TYPE OR PRINT)
 -----------------------------------
        (PLEASE TYPE OR PRINT)             Address:
                                                   ---------------------------

 Address:
         ---------------------------       -----------------------------------
                                                   (INCLUDING ZIP CODE)
 -----------------------------------
         (INCLUDING ZIP CODE)

    (Complete accompanying
 Substitute Form W-9) Credit
 unexchanged Old Notes delivered by
 book-entry transfer to the Book-
 Entry Transfer Facility account set
 forth below.

 -----------------------------------
    (BOOK-ENTRY TRANSFER FACILITY
    ACCOUNT NUMBER, IF APPLICABLE)

------------------------------------       -----------------------------------

                       REGISTERED HOLDER(S) OF NOTES SIGN HERE
                  (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)



Dated:                                                                , 1998
          ------------------------------     -------------------------
          X                                                           , 1998
          ------------------------------     -------------------------
          X                                                           , 1998
          ------------------------------     -------------------------
               Signature(s) of Owner(s)                Date

          Area Code and Telephone Number:
                                          --------------------------------------


SIGNATURE(s) OF REGISTERED HOLDER(s):

          Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information.

(PLEASE PRINT OR TYPE).

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (full title):
                       ---------------------------------------------------------

Address (including zip code):
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
                                ----------------------------

Taxpayer Identification or Social Security No.:
                                                ----------------------

Dated:
       -----------------------


                                 SIGNATURE GUARANTEE
                          (IF REQUIRED - SEE INSTRUCTION 4)

Authorized Signature:
                      ----------------------------------------------------------
                    (Signature of Representative of Signature Guarantor)

Name and Title:
                ----------------------------------------------------------------

Name of Plan:
              ------------------------------------------------------------------

Area Code and Telephone Number:
                                -----------------------

Dated:
       -----------------------


     IMPORTANT:     THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER
                    WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY
                    CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE
                    OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE
                    AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                    EXPIRATION DATE.

                        PLEASE READ THIS LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                      PAYOR'S NAME:  RHYTHMS NETCONNECTIONS INC.

                THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

          Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are subject to backup withholding.

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Business name, if different from above

Check appropriate box:   / / Individual/Sole proprietor    / / Corporation    / / Partnership    / / Other
                                                                                                           ----------------


--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)


--------------------------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------
 SUBSTITUTE                   Part 1 -- PLEASE PROVIDE   Social security
 FORM W-9                     YOUR TIN IN THE BOX AT     number
                              RIGHT AND CERTIFY BY       ---------------------
                              SIGNING AND DATING BELOW   OR
                                                         Employer
                                                         identification
                                                         number
                                                               ---------------
--------------------------------------------------------------------------------
                              Part 2 -- Check the box if you are NOT subject to
 Department of the Treasury   backup withholding under the provisions of
 Internal Revenue Service     Section 3406 of the Internal Revenue Code because
                              (1) you are exempt from backup withholding, (2)
                              you have not been notified that you are subject
                              to backup withholding as a result of failure to
                              report all interest or dividends or (3) the
                              Internal Revenue Service has notified you that
                              you are no longer subject to backup withholding.
                              [  ]
--------------------------------------------------------------------------------
 PAYER'S REQUEST FOR          Part 3 -- CERTIFICATION -- UNDER THE PENALTIES OF
 TAXPAYER IDENTIFICATION      PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED
 NUMBER (TIN)                 ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

                              Awaiting TIN [  ]
                              SIGNATURE:                      DATE:
                                        --------------------       ------------
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF PAYMENTS MADE TO YOU.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                          IN PART 3 OF SUBSTITUTE FORM W-9.

                  CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld, until I provide a number.


----------------------------------------     -----------------------------------
               Signature                                    Date

                                     INSTRUCTIONS
                            FORMING PART OF THE TERMS AND
                           CONDITIONS OF THE EXCHANGE OFFER

1.        DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

          All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

          Delivery to an address of the Trustee other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.        GUARANTEED DELIVERY PROCEDURES.

          Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

               (a)  The tender is made through an Eligible Institution;

               (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount at maturity of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes to be tendered in proper form for transfer and any other documents required by the Letter of Transmittal, or a Book-Entry Confirmation, as the case may be, will be delivered by the Eligible Institution to the Exchange Agent; and

               (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal, or a Book-Entry Confirmation, as the case may be, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

          Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS.

          If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the column entitled "Principal Amount Tendered" of the box above entitled "Description of Old Notes Tendered Hereby." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

          Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date as described in the Prospectus, after which tenders of Old Notes are irrevocable.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL, WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

          If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without alternation or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

          If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

          Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (i) by a registered Holder (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

          When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted. Please contact the Company if there are any questions regarding what constitutes proper evidence.

          Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by such other Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

5.        SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

          Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of transmittal.

6.        TRANSFER TAXES.

          The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

          Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

7.        WAIVER OF CONDITIONS.

          The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.        NO CONDITIONAL TENDERS.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to reserve notice of the acceptance of their Old Notes for exchange.

          Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.        MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

          Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

          Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above.

10.  VALIDITY AND FORM.

          All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                              IMPORTANT TAX INFORMATION

          Under federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Old Notes may be subject to backup withholding.

          Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

          If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

          To prevent backup withholding on payments that are made to a Holder with respect to Old Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) each Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

          Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN or Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

          IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.